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Exhibit 23.1

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Board of Directors
Metris Companies Inc.:


         We consent to the use of our report incorporated herein by reference in the Registration Statement.


                                                                /s/ KPMG LLP

                                                                KPMG LLP


Minneapolis, Minnesota
May 12, 2000